IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

EXCHANGE TRADED CONCEPTS TRUST

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF

Supplement dated February 23, 2018 to the Fund’s currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with such documents.

I.	Effective on or about April 25, 2018, the name of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF (the “Fund”) will change to “REX VolMAXXTM Long VIX Futures Strategy ETF.”

II.	Effective on or about April 25, 2018, the current description of the Fund’s “Principal Investment Strategies” will be deleted in its entirety and replaced with the description set forth below. Prior to April 25, 2018, however, the Fund may not be invested in a manner consistent with its current 80% investment policy at all times in response to abnormal circumstances in the market. Specifically, beginning on March 7, 2018, the Fund anticipates that it may invest in certain VIX Futures Contracts with greater than one month to expiration, and the Fund may therefore have exposure to VIX Futures Contracts with a weighted average time that is greater than, and which could be substantially greater than, one month. Information about the Fund’s holdings can be found at https://www.volmaxx.com/.

Principal Investment Strategies

The Fund seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described below, to an actively managed portfolio of futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX Index”) (“VIX Futures Contracts”). The value of the Fund’s Shares relates directly to the value of, and realized profit or loss from, the financial instruments and other assets held by the Fund, including VIX Futures Contracts. Fluctuations in the price of these financial instruments or assets could materially adversely affect an investment in the Fund.

The Fund expects to invest primarily in and obtain exposure to VIX Futures Contracts with two to six months to expiration, but may invest in and obtain exposure to VIX Futures Contracts with shorter or longer durations. The Fund expects the notional value of its exposure to VIX Futures Contracts to be equal to approximately 100% of Fund assets at all times, but the notional value of such exposure may be less, and could be substantially less, at any time. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide exposure to VIX Futures Contracts.

The VIX Index seeks to measure the market’s current expectation of 30-day volatility of the S&P 500® Index (the “S&P 500®”), as reflected by the prices of near-term S&P 500® options. The market’s current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the “implied volatility” of the index. Because S&P 500® options derive value from the possibility that the S&P 500® may experience movement before such options expire, the prices of near-term S&P 500® options are used to calculate the implied volatility of the S&P 500®.

Unlike many indexes, the VIX Index is not an investable index. Rather, the VIX Index serves as a market volatility forecast. The Fund does not seek to track the performance of the VIX Index or the S&P 500® and, in fact, can be expected to perform very differently from the VIX Index over all periods of time.

The value of a VIX Futures Contract is based on the expected reading of the VIX Index at the expiration of such VIX Futures Contract, and therefore represents forward implied volatility of the S&P 500® over the 30-day period following the expiration of the VIX Futures Contracts. As a result, a movement in the VIX Index today will not necessarily result in a corresponding movement in the price of VIX Futures Contracts. For example, a VIX Futures Contract purchased in March that expires in May is a forward contract on what the VIX Index, as a measure of 30-day implied volatility, will be on the May expiration date. The forward volatility reading of the VIX Index may not correlate directly to the current volatility reading of the VIX Index because the implied volatility of the S&P 500® at a future expiration date may be different from the current implied volatility of the S&P 500®. Furthermore, VIX Futures Contracts that have longer durations often may not reflect the VIX Index’s readings as precisely as VIX Futures Contacts that are closer to expiration due to the increased potential for the implied volatility of the S&P 500® to shift, at a future date, from the current level of implied volatility. VIX Futures Contracts are standard futures contracts that settle for cash based on the VIX Special Opening Quotation, the final settlement value for VIX Futures Contracts that is calculated using opening prices of constituent S&P 500® options.

The Fund will experience positive or negative performance based on changes in the implied level of future market volatility to the extent these changes are reflected in the price of VIX Futures Contracts. The Fund generally will experience positive performance, before accounting for fees and expenses, to the extent that the value of its long positions in and exposure to VIX Futures Contracts increases. Similarly, the Fund generally will experience negative performance, before accounting for fees and expenses, to the extent that the implied level of future volatility decreases.

The Fund expects to gain significant exposure to VIX Futures Contracts, which are considered broad-based security index futures, by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary generally will invest in long positions in VIX Futures Contracts and will periodically sell VIX Futures Contracts to unwind a portion of its long positions. The Subsidiary may also invest in other commodity futures, options, and swap contracts; fixed income securities; pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the “1940 Act”); and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary is advised by the Adviser, managed on a day-to-day basis by Vident Investment Advisory, LLC (the “Sub-Adviser”), and has the same investment objective as the Fund. Unlike the Fund, the Subsidiary may invest to a greater extent in broad-based security index futures, including VIX Futures Contracts, than the Fund. The Subsidiary’s investments in such instruments will be subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to VIX Futures Contracts in a manner consistent with U.S. federal tax law requirements applicable to regulated investment companies. The Fund may also invest in VIX Futures Contracts directly to a limited extent, consistent with limitations imposed by the federal securities laws and U.S. federal tax law requirements applicable to regulated investment companies.

The Fund also may purchase options contracts on the VIX Index (“VIX Options Contracts”) to gain exposure, which at times may be significant, to VIX Futures Contracts, including but not limited to “in the money” call options. The Fund intends to invest primarily in exchange-listed and traded VIX Futures Contracts and VIX Options Contracts, but also may invest in these instruments in the over-the counter (“OTC”) market. In general, exchange-traded derivative instruments have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such instruments is guaranteed by the exchange or a related clearing corporation. OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller, and typically do not require the parties to post margin. As a result, such instruments generally are subject to greater credit risk. OTC instruments also may be subject to greater liquidity risk.

Futures and options contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures or options contract for the current delivery month will cease. Therefore, in order to maintain consistent exposure to VIX Futures Contracts, the Fund must periodically migrate out of VIX Futures Contracts and VIX Options Contracts nearing expiration and into VIX Futures Contracts and VIX Options Contracts with later expirations — a process referred to as “rolling.” The effect of this continuous process of selling contracts nearing expiration and buying longer-dated contracts is called “roll yield.”

Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or to meet redemption requests.

In addition to the Fund’s investment in the Subsidiary and VIX Futures Contracts and VIX Options Contracts, the Fund may also invest in: (1) swap agreements that provide exposure to VIX Futures Contracts; (2) exchange-traded funds (“ETFs”), exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles (collectively, “Underlying Funds”) that provide exposure to VIX Futures Contracts; (3) exchange-traded notes (“ETNs”) that provide exposure to VIX Futures Contracts; and (4) fixed income securities (namely, commercial paper and U.S. government obligations), bank instruments, cash, and other cash equivalents to collateralize its exposure to the VIX Futures Contracts and for investment purposes. The Fund may also take short positions with respect to Underlying Funds and/or ETNs that provide exposure to VIX Futures Contracts. The Fund will seek notional exposure to VIX Futures Contracts via these investments in circumstances where investing in VIX Futures Contracts directly or through the Subsidiary, as discussed, may be constrained, including circumstances where the notional value of the Subsidiary’s exposure to VIX Futures Contracts is limited to less than 100% of Fund assets.

III.	In the SAI, the second paragraph under “INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS” is hereby deleted in its entirety and replaced with the following:

As described more fully in each Fund’s Prospectus, each Fund seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described in each Fund’s Principal Investment Strategies, to an actively managed portfolio of futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX Index”) (“VIX Futures Contracts”).

The Fund’s investment objective is not changing, and the Fund’s expenses are not expected to change materially, if at all, as a result of the changes described above.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of derivatives, (b) are willing to assume a high degree of risk, and (c) intend to actively monitor and manage their investments in the Fund. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REX-SU-002-0100